EXHIBIT (q)(7)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Special Equities Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                         Title                         Date
        ---------                         -----                         ----

/s/ Duncan W. Richardson    President, Principal Executive          July 1, 2003
--------------------------  Officer
Duncan W. Richardson


/s/ Kristin S. Anagnost     Treasurer and Principal Financial       July 1, 2003
--------------------------  and Accounting Officer
Kristin S. Anagnost


/s/ Jessica M. Bibliowicz               Trustee                     July 1, 2003
--------------------------
Jessica M. Bibliowicz


/s/ James B. Hawkes                     Trustee                     July 1, 2003
--------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III                Trustee                     July 1, 2003
--------------------------
Samuel L. Hayes, III


William H. Park                         Trustee                     July 1, 2003
--------------------------
William H. Park


/s/ Ronald A. Pearlman                  Trustee                     July 1, 2003
--------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                    Trustee                     July 1, 2003
--------------------------
Norton H. Reamer


/s/ Lynn A. Stout                       Trustee                     July 1, 2003
--------------------------
Lynn A. Stout